UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2017

WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34046 (Commission File Number)	26-1075808 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 9, 2017, Daniel E. Brown was appointed to the Board of Directors (the “Board”) of Western Gas Holdings, LLC (the “General Partner”), the general partner of Western Gas Partners, LP (the “Partnership”). Mr. Brown currently serves as Executive Vice President, U.S. Onshore Operations for Anadarko Petroleum Corporation. In connection with his appointment to the Board, Mr. Brown will enter into an indemnification agreement with the General Partner, the form of which has been previously filed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2017, in response to certain changes to the Internal Revenue Code enacted by the Bipartisan Budget Act of 2015 (the “BBA”) relating to partnership audit and adjustment procedures, the General Partner entered into Amendment No. 3 (“Amendment No. 3”) to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated as of March 14, 2016, as amended by Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership dated as of March 14, 2016 and Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership dated as of February 22, 2017 (as so amended, the “Partnership Agreement”). Amendment No. 3 makes certain revisions to the Partnership Agreement that facilitate the General Partner’s obligations as the “Partnership Representative” under the BBA and, if possible and practical, provide the General Partner with the option of maintaining the current economic balance by which the partners during a reviewed year bear the economic burden associated with any adjustments for such year. The amendment is effective as of November 9, 2017.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the complete text of Amendment No. 3, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amendment No. 3 to the Second Amended and Restated Agreement of Limited Partnership of Western Gas Partners, LP dated as of November 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

		By:	Western Gas Holdings, LLC, its general partner

Dated:	November 9, 2017	By:	/s/ Benjamin M. Fink
Benjamin M. Fink President and Chief Executive Officer